Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

            In connection with the accompanying Annual Report of Whittier Energy Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2004 (the “Report”), I, Michael B. Young, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael B. Young
Date: March 30, 2005	MICHAEL B. YOUNG
Chief Financial Officer